Exhibit 99.1

CERTIFICATION BY CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of Daily Journal Corporation (the “Company”) for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gerald L. Salzman, President, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ GERALD L. SALZMAN

Gerald L. Salzman
President, Chief Executive Officer
and Chief Financial Officer

May 15, 2003

     The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350, and is not being filed as part of the Report or as a separate disclosure document.

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